BOGLE INVESTMENT MANAGEMENT

                              SMALL CAP GROWTH FUND


                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                     INSTITUTIONAL CLASS AND INVESTOR CLASS

                         Supplement dated June 20, 2003
         To Statement of Additional Information dated December 31, 2002

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The following paragraph is added as the second paragraph under the caption "PURCHASE AND REDEMPTION INFORMATION" on page 33 of the Statement of Additional
Information:

Certain institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Institutional Organizations") may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Institutional Organization or its authorized designee.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.